EXHIBIT 10.6


                                   GUARANTY

STATE OF GEORGIA

COUNTY OF DEKALB

        FOR VALUE RECEIVED, in consideration of and to induce GHGA Properties, L.P., a Georgia limited partnership, (the "Lessor") to enter into a lease as hereinafter referred and set forth with Papercon, Inc, a Georgia corporation, (the "Lessee"), said lease agreement herein referred to as the "Lease", and in consideration of the sum of TEN AND NO/100 ($10.00) DOLLARS and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the undersigned, and in consideration of any other financial accommodation heretofore or hereafter at any time made or granted to Lessee by Lessor, the undersigned, whose mailing address for purposes of this Agreement is 3900 West 43rd Street, Chicago, Illinois 60632, hereby agrees as follows:

        The undersigned hereby unconditionally guarantees the full and prompt payment when due, and at all times hereafter: (a) all sums due from the Lessee in favor of Lessor under the Lease and any and all extensions, amendments, modifications or renewals of the Lease (subject to the terms of this Guaranty);
(b) all expenses, including reasonable attorneys' fees, incurred in the enforcement of any rights under the Lease and the enforcement of this Guaranty; and (c) any indebtedness resulting from advances hereafter made on Lessee's behalf by Lessor in accordance with the provisions of the Lease (the foregoing items, (a), (b) and (c) being hereinafter collectively referred to as the "Liabilities").

        The undersigned further unconditionally guarantees the full, timely and faithful completion, performance and compliance by Lessee of and with each and every covenant, provision, term and condition on the part of the Lessee to be kept or performed contained in the Lease as the same may be amended from time to time (collectively, the "Lease").

        In the event Lessee fails to perform its covenants, agreements and undertakings as provided in the Lease, the undersigned shall immediately upon the written demand of Lessor promptly, and with due diligence, do and perform for the benefit of Lessor, all of such covenants, agreements and undertakings as if they constituted the direct and primary obligations of the undersigned.

        The undersigned expressly represents and acknowledges that the entering into of the Lease between the Lessor and the Lessee are and will be of direct interest, benefit and advantage to the undersigned.

       The obligations of the undersigned hereunder are independent of the obligations of Lessee, and a separate action or actions for payment, damages or performance may be brought and prosecuted against the undersigned whether or not an action is brought against Lessee or the security for Lessee's obligations, and whether or not Lessee be joined in any such action or actions, and whether or not notice be given or demand be made upon Lessee.

       Lessor may, from time to time, without notice to the undersigned, and without affecting, diminishing or releasing any liability of the undersigned:
(a) extend or renew for any period (whether or not longer than the original period), modify, amend, consolidate, alter or exchange any of the Liabilities, or any of the instruments evidencing or executed in connection with any of the Liabilities, provided, however, that any such action which operates to increase the Liabilities of Guarantor hereunder (other than as contemplated in the Lease) is made without the consent of Guarantor, such modification or alteration shall be ineffective as against Guarantor only to the extent the same shall increase the obligations of Guarantor under this Guaranty, (b) release or compromise or grant any indulgences with respect to any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities, (c) surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any of the Liabilities, (d) substitute for any collateral so held by it, other collateral of like kind, or of any kind, (e) release its security interest, if any, in all or any property securing any of the Liabilities or any obligation hereunder and permit any substitution or exchange for any such property, (f) resort to the undersigned for payment of any of the Liabilities, or any portion thereof, whether or not Lessor shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities, and (g) alter, extend, change, modify, release or cancel any covenant, agreement, or provision contained in the Lease; provided, however, that unless any such modification or alteration of the Lease is required by law or on account of bankruptcy or insolvency, then no such modification or alteration of the Lease which has the effect of increasing the obligations of Guarantor hereunder shall be effective against Guarantor to the extent of such increase unless Guarantor shall be a party to, or consent to, such modification or alteration; and provided, further, that if any modification or alteration of the Lease is made without such consent of Guarantor, such modification or alteration shall be ineffective as against Guarantor only to the extent the same shall increase the obligations of Guarantor under this Guaranty.

       Any amount received by Lessor from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as Lessor may from time to time elect provided, however, that all payments shall be applied by Lessor in accordance with the terms of the Lease.

       Notwithstanding anything to the contrary contained herein, in addition to, and without limiting the Guarantor's rights under Section 9.4 of that certain Acquisition Agreement, dated as of August 6, 2004, by and among the undersigned, 3141276 Canada Inc., GMG International Inc., Mr. Gaby A. Ajram ("Mr. Ajram") and Lessee (the "Acquisition Agreement"), Lessor hereby agrees that Guarantor shall have the right, but not the obligation, to set-off against Guarantor's payment obligations under this Guaranty, the full amount of any Purchaser Indemnifiable Damages (as such term is defined in the Acquisition Agreement) required to be paid pursuant to Section 9.1 of the Acquisition Agreement. From time to time, if Guarantor elects to exercise its set-off rights hereunder, it will give Lessor written notice of such election which includes the amount under the Lease and this Guaranty to be set-off, and upon giving of such notice, the amount due in respect of such amount under the Lease and this Guaranty shall automatically be reduced by the amount set forth in such notice and such amount shall be deposited into an interest-bearing escrow account with the Escrow Agent (as such term is defined in the Acquisition Agreement) to be held in escrow by such Escrow Agent pending the resolution of claims for Purchaser Indemnifiable Damages. Each of Guarantor and Lessor shall pay one-half of the reasonable fees and out-of-pocket expenses of the Escrow Agent incurred by it in connection with carrying out its duties under this paragraph. In the event there is a "final determination" by a court of competent jurisdiction, or if resolved by written mutual agreement of Guarantor and Mr. Ajram, that Guarantor was not entitled to indemnification under Article IX of the Acquisition Agreement with respect to the set-off amount, all such amounts which are so determined to have been wrongfully set-off shall be released from the escrow account to Lessor and the remainder of the set-off amount, if any, shall be released from the escrow account to Guarantor. All interest accrued on the set-off amount shall be paid to Landlord and Guarantor pro rata based on the amount of the escrow account disbursed to such parties pursuant to this paragraph. For purposes of this paragraph, a determination shall be "final" if any and all appeals therefrom shall have been resolved or if thirty (30) calendar days shall have passed from the rendering of such determination (or of any determination on appeal therefrom) and no party shall have commenced any such appeal therefrom.

       The undersigned hereby expressly waives: (a) acceptance or notice of the acceptance of this guaranty, (b) notice of the existence or creation of the Lease or all of any of the Liabilities, (c) presentment, demand, notice or dishonor, protest, (d) all diligence on the part of Lessor in collection or protection of, or realization upon, any security for any of the Liabilities or in enforcing any remedy available to it under the Lease (e) the right or power under the Official Code of Georgia Annotated Section 10-7-24, or any other statute or rule of law, to demand, or otherwise require, that Lessor take, initiate or pursue any action against the Lessee or against the property of the Lessee standing as security for the Liabilities, and (f) any defense that may now or hereafter arise by reason of the incapacity, lack of authority, death or disability of Lessee, or any officer or agent thereof, any coguarantor, or by any other person or entity or the failure of Lessor to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Lessee or any other person or entity; (g) any duty on the part of Lessor to disclose to the undersigned any facts it may now or hereafter know regarding money set apart as exempt to pay the indebtedness guaranteed hereby, or any renewal thereof, and does hereby jointly and severally, appoint Lessor the attorney in fact for each of them, to claim any and all homestead exemptions by law.

       Nothwithstanding anything to the contrary provided herein, Lessor shall deliver to Guarantor a copy of any notice of default delivered to Lessee under the Lease at the same time and in the same manner such notice is delivered to Lessee. Any such notice shall be delivered to Guarantor at the address for Guarantor set forth in the Lease or at such other address as Guarantor shall from time to time provide written notice thereof to Lessor.

       The parties to this guaranty agree that any and all disputes, controversies or claims (each, a "Dispute") arising out of or relating to this guaranty, or the breach hereof, shall be submitted for mediation in a mutually agreeable location. Either party may commence mediation by providing to the other party a written request for mediation (a "Dispute Notice"), setting forth the subject of the dispute and the relief requested. The parties will cooperate with one another in selecting a mediator from a panel of neutrals, and in scheduling the mediation proceedings. The parties covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts and attorneys, and by the mediator, are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or court proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation.

       If the Dispute has not been resolved in accordance with the immediately preceding paragraph within ninety (90) calendar days after receipt of a Dispute Notice, then either party may take any action or exercise any remedy available to it by appropriate legal proceedings against the other party.

       In the event of a Dispute which is ultimately resolved by a court of competent jurisdiction, the non-prevailing party will reimburse the prevailing party for its reasonable costs and expenses (including, without limitation, legal fees and expenses) incurred in connection with such action.

       The terms and provisions of the guaranty may be enforced by the Lessor or any person, party or other entity which may, from time to time, be a venturer of the Lessor.

       This guaranty may not be changed orally, and no obligation of the undersigned can be released or waived by Lessor or any officer or agent of Lessor, except by a writing signed by a duly authorized officer of Lessor. This guaranty shall be irrevocable by the undersigned until all indebtedness guaranteed hereby, has been completely repaid and all obligations and undertakings of Lessee under, by reason of or pursuant to the Lease have been completely performed.

        This guaranty has been delivered in the State of Georgia and it shall be construed, interpreted and enforced in accordance with the laws of the State of Georgia. Wherever possible each provision of this guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this guaranty, or application thereof, shall be prohibited by or be invalid under such law, such provision or application hereof, as the case may be, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or other applications thereof or the remaining provisions of this guaranty.

        IN WITNESS WHEREOF, the undersigned has signed this guaranty under seal this the 14th day of September, 2004.


                                              PACKAGING DYNAMICS CORPORATION


                                              By:    /s/ Frank V. Tannura
                                                     ------------------------
                                              Name:  Frank V. Tannura
                                              Title: Chairman